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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  June 3, 2004
                Date of Report (Date of earliest event reported)



                           WILSHIRE ENTERPRISES, INC.
             (Exact name of Registrant as specified in its charter)


           DELAWARE                     1-4673                84-0513668
(State or other jurisdiction of    (Commission File          (IRS Employer
incorporation or organization)          Number)           Identification No.)


921 BERGEN AVENUE, JERSEY CITY, NEW JERSEY                    07306
(Address of principal executive offices)                    (Zip Code)


(Registrant's telephone number, including area code)   (201) 420-2796




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ITEM 5.         OTHER EVENTS AND REGULATION FD DISCLOSURE

         On June 3, 2004, the registrant issued the press release set forth in
Exhibit 99.1 annexed hereto.

ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS

                The following exhibit is filed with this report:

    Exhibit Number                        Description
    --------------                        -----------

    99.1                                  Press release dated June 3, 2004





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  June 4, 2004                   WILSHIRE ENTERPRISES, INC.
                                       (Registrant)


                                       By:  /s/ Philip G. Kupperman
                                            --------------------------
                                            Philip G. Kupperman
                                            President
                                            and Chief Financial Officer




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